                                                                   Exhibit 10.18
                                Network Engines
                                ---------------


                      FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into as of the 1/st/ day of February, 2000 by and between New Boston Batterymarch Limited Partnership ("Landlord") and Network Engines, Inc. ("Tenant"). This Amendment amends that certain Lease Agreement dated October 19, 1999 between Landlord and Tenant (the "Lease"), pursuant to which Lease Tenant currently leases approximately 51,935 square feet of space (the "Premises") in the building known as and numbered 15 Dan Road, Canton, Massachusetts (the "Building"). For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, Landlord and Tenant hereby amend the Lease as follows:

     1. Notwithstanding the definitions of the term and the "Commencement Date" of the Lease set forth in Section III thereof, the term of the Lease shall commence on the date that is the earlier to occur of (i) March 15, 2000 or (ii) the date of substantial completion of Landlord's Work (such earlier date for the purposes of the Lease being referred to as the "Commencement Date").

     2.   Tenant's right to occupy and use the Temporary Space as set forth in
Section XLI of the Lease is hereby extended through April 30, 2000, at the rent set forth in the Lease. Tenant shall have the right at any time to extend further such occupancy on the same terms and conditions as set forth in the Lease upon fifteen (15) days' written notice to Landlord. Tenant shall have the right at any time to terminate such occupancy upon fifteen (15) days' written notice to Landlord.

     3. Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

     4. As amended hereby, the Lease is hereby affirmed and shall remain in full force and effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     5. This Amendment may be executed in multiple counterparts or with multiple signature pages which, when assembled as a single document, shall be deemed to be fully effective and operative as an original document.

     IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

     LANDLORD:      NEW BOSTON BATTERYMARCH
                    LIMITED PARTNERSHIP

                    By:  New Boston Fund IV, Inc.,
                         Its General Partner


                         By:  /s/ Jerome Rappaport
                              --------------------
                              Name: Jerome Rappaport
                              Title: President


     TENANT:        NETWORK ENGINES, INC.


                    By:  ____________________
                         Name:
                         Its:

     IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

     LANDLORD:      NEW BOSTON BATTERYMARCH
                    LIMITED PARTNERSHIP

                    By:  New Boston Fund IV, Inc.,
                         Its General Partner


                         By:  ________________________
                              Name:
                              Title:


     TENANT:        NETWORK ENGINES, INC.


                    By:  /s/ Douglas G. Bryant
                         ---------------------
                         Name: Douglas G. Bryant
                         Its: CFO

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      ------ --------- -- ----- ---------

     THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Amendment") made this 1/st/ day of June, 2000 between NEW BOSTON BATTERYMARCH LIMITED PARTNERSHIP, with a principal place of business at One Longfellow Place, Suite 3612, Boston, Massachusetts 02114 ("Landlord") and. SAFETY 1/ST/, Inc. a Massachusetts corporation with a mailing address of 210 Boylston Street, Chestnut Hill, Massachusetts 02467 (hereinafter called "Tenant").

     WHEREAS, the Landlord and Tenant entered into a Lease Agreement dated July 8, 1999, which lease was amended and the premises relating thereto expanded by a First Amendment to Lease Agreement dated September 20, 1999 by adding the "Expansion Space" consisting of 1492 square feet on the First Floor of the Building (the lease as amended hereafter referred to as the "Lease") with respect to premises containing approximately 60,915 total square feet of net rentable area (the "Premises") in the Building known as 45 Dan Road (the "Building") located at 15-45 Dan Road, Canton, Massachusetts (the "Property"):

     WHEREAS, Tenant desires to expand the Premises to include an additional 594 square (the "Additional Space") feet of net rentable area and to reconfigure the existing space on the First Floor of the Building as shown on the attached
Exhibit I; and

     WHEREAS, the parties desire to otherwise amend the Lease Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises hereinafter set forth, Landlord and Tenant agree to amend the Lease, effective as of the date hereof, as follows:

     1)   Exhibit I of the First Amendment to Lease is hereby deleted and
          Section I. Premises is amended by adding thereto the following:
                     --------
          "The Premises are hereby increased to include the Additional Space in the Building and the reconfigured Expansion Space on the first floor (together the "New First Floor Space") as shown on the attached
          Exhibit I. All references in the Lease to Premises shall hereafter be deemed to include the New First Floor Space and the "Net Rentable Area" of the Premises shall be 61,509 square feet."

     2)   Section II. Term is amended by adding thereto the following:

          "The term of the Lease as relates to the New First Floor Space shall commence upon delivery of the Additional Space to Tenant (the "New First Floor Space Delivery Date") in accordance with specifications attached hereto as Exhibit II and shall terminate on the Termination Date."

     3)   Section IV. Rent is amended by adding thereto the following:
                      ----

     "From and after the New First Floor Space Delivery Date, Tenant shall pay the following Rent for the Premises:

--------------------------------------------------------------------------------
 Period                              Per Square Foot   Monthly      Annual
--------------------------------------------------------------------------------
   From the New First Floor Space    $ 9.90            $50,744.93   $608,939.10
          Delivery Date
   to the First Anniversary of the
        Commencement Date
--------------------------------------------------------------------------------
            Year Two                 $10.80            $55,358.10   $664,297.20
--------------------------------------------------------------------------------
           Year Three                $11.70            $59,971.28   $719,665.30
--------------------------------------------------------------------------------
     Years Four through Eight        $12.60            $63,584.45   $775,013.40
--------------------------------------------------------------------------------


     4) Section XI. Additional Rent, subsection (a) is amended by adding thereto:

          "From and after the New First Floor Space Delivery Date "Tenant's Building Proportionate Share" for shall be forty-five and eighty-four one hundredths percent (45.84%)."

     5) Section XI. Additional Rent, subsection (b) is amended by adding thereto:

          "From and after the New First Floor Space Delivery Date "Tenant's Property Proportionate Share" shall be twenty-two and twenty-eight one hundredths percent (22.28%)."

     6) Except as modified herein, all other terms and conditions of the Lease Agreement, as previously amended, will remain in full force and effect and are hereby ratified.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                                LANDLORD:
                                                NEW BOSTON BATTERYMARCH LIMITED
                                                PARTNERSHIP

                                                By: /s/ Jerome L. Rappaport, Jr.
                                                    ----------------------------
                                                Title: President
                                                       -------------------------
                                                Date:
                                                       -------------------------


                                                TENANT:
                                                SAFETY 1/ST/, Inc.

                                                By: /s/ Susan D. Novins
                                                    ----------------------------
                                                Title: General Counsel
                                                       -------------------------
                                                Date:  5/17/00
                                                       -------------------------

                                   Exhibit I
                                Expansion Space

                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT II
                                  ----------

                                LANDLORD'S WORK
                                ---------------

Premises to be delivered in their "as-is" except for the following:

1. Landlord will provide adequate ceiling lighting (2' x 4' recessed light fixtures) for storage space.

2.   Tile flooring throughout.

                                                                               4